SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under § 240.14a-12

GALAXY GAMING, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

This filing relates to the proposed merger of Galaxy Gaming, Inc., a Nevada corporation (“Galaxy”) and Evolution Malta Holding Limited, a company registered in Malta (“Evolution”), pursuant to the terms of that certain Agreement and Plan of Merger, dated as of July 18, 2024, by and among Galaxy, Galaga Merger Sub, Inc., and Evolution.

The following communication was made available to Galaxy’s customers on or after July 30, 2024.

Customer Letter

Dear Galaxy Customer or Vendor,

On behalf of Galaxy Gaming, Inc. we are excited to announce that our Board of Directors has approved an Agreement and Plan of Merger (the “Merger Agreement”) with Evolution Malta Holding Limited (“Evolution”) whereby we will become a wholly owned subsidiary of Evolution. The transaction is expected to be completed in mid-2025, subject to customary closing conditions and regulatory approvals, resulting in Galaxy becoming a privately-owned company and subsidiary of Evolution.

Our Board of Directors believes that this transaction is in the best interests of Galaxy Gaming, Inc. and its key stakeholders, including stockholders, employees, customers, vendors and suppliers. Through our relationship with Evolution, a recognized leader in the gaming space, we will continue providing excellent service to, and partnership with, all of our stakeholders.

We want to assure you that during this process we do not anticipate any significant changes in the way we do business, nor do we anticipate any changes to the current agreements or related conditions and terms as a result of the transaction. Pursuant to the Merger Agreement, a wholly owned subsidiary of Evolution will be merged into Galaxy, and Galaxy will be the surviving entity. In connection with the foregoing, Evolution intends to retain the Galaxy management and employees and operate Galaxy as a separate and independent business unit. As such Galaxy will continue to hold its gaming licenses and continue to enter into agreements with its customers, directly. We are excited about and committed to the products and services we are working hard to deliver to you.

We understand that you may have questions concerning our plans, however, because the transaction is not completed, we will only be able to fully address your questions as the process unfolds and more details become available. For more information, please see the attached press release describing the transaction and review our public SEC filings under our ticker symbol

(GLXZ). Please know that we will communicate with you as best we can during the pendency of the transaction to provide updates as developments warrant.

We thank you for your support and we look forward to continuing to do business with you during the pendency of the transaction and beyond.

Sincerely,

Matt Reback, President and CEO

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of Galaxy. In connection with the proposed transaction, the company will file with the Securities and Exchange Commission (“SEC”) a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement, the preliminary proxy statement and any other documents filed by the company with the SEC (when available) may be obtained free of charge at the SEC’s website at www.sec.gov or by accessing the Investor Relations section of the company’s website at https://www.galaxygaming.com.

Participants in the Solicitation

The company and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the company’s stockholders with respect to the proposed transaction. Information about the company’s directors and executive officers and their ownership of the company’s securities is set forth in the company’s proxy statement on Schedule 14A for its 2024 annual meeting of stockholders, filed with the SEC on April 26, 2024, and subsequent documents filed with the SEC.

Additional information regarding the identity of participants in the solicitation of proxies, and a description of their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction when they become available.

Cautionary Statement Regarding Forward-Looking Statements

Some of the statements contained in this communication constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in this communication reflect the company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances, many of which are beyond the control of the company, that may cause actual results and future events to differ significantly from those expressed in any forward-looking statement, which risks and uncertainties include, but are not limited to: the ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approval and satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the proposed transaction; risks that the proposed transaction disrupts the company’s current plans and operations or diverts the attention of the company’s management or employees from ongoing business operations; the risk of potential difficulties with the company’s ability to retain and hire key personnel and maintain relationships with customers and other third parties as a result of the proposed transaction; the risk that the proposed transaction may involve unexpected costs and/or unknown or inestimable liabilities; the risk that the company’s business may suffer as a result of uncertainty surrounding the proposed transaction; the risk that stockholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; effects relating to the announcement of the transaction or any further announcements or the consummation of the transaction on the market price of the company’s common stock.

While forward-looking statements reflect the company’s good faith beliefs, they are not guarantees of future performance or events. Any forward-looking statement speaks only as of the date on which it was made. The company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause the company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 25, 2024, as updated by the company’s subsequent periodic reports filed with the SEC.